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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                               October 23, 1998




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon                 1-5152                     93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

              Registrant's telephone number, including area code:
                                (503) 813-7200



                                   No Change
         (Former Name or Former Address, if changed since last report)
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Item 5.   OTHER EVENTS

          Information contained in the news releases of PacifiCorp issued on October 23, 1998 concerning the Company's third quarter earnings and the Company's strategic plan is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               99a.  PacifiCorp news release issued October 23, 1998.

               99b.  PacifiCorp news release issued October 23, 1998.



                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By: ROBERT R. DALLEY
                                            __________________________________
                                            Robert R. Dalley
                                            Controller
                                            (Chief Accounting Officer)


Date:  October 23, 1998
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                               INDEX TO EXHIBITS
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EXHIBIT                           DESCRIPTION                             PAGE
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  99a          PacifiCorp news release issued October 23, 1998.

  99b          PacifiCorp news release issued October 23, 1998.
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